Exhibit 99.1

FOR IMMEDIATE RELEASE

February 23, 2011

Media Relations Contact:

Andrew Shane

972/453-6473

andrew.shane@supermedia.com

Investor Relations Contact:

Cliff Wilson

972/453-6188

cliff.wilson@supermedia.com

SuperMedia Announces 2010 Full Year Results

DALLAS — SuperMedia (NASDAQ:SPMD) today announced its financial results for the year ended December 31, 2010.

Highlights for 2010 include:

•                  The company reduced total debt obligations by $579 million in 2010, including the utilization of $185 million of cash in the fourth quarter to reduce total debt obligations by $264 million under an amendment to the term loan agreement allowing a below par debt repurchase;

•                  adjusted pro forma earnings before interest, taxes, depreciation and amortization (EBITDA) was $651 million(1); and

•                  continued aggressive cost management.

SuperMedia’s Chief Executive Officer, Peter McDonald, who joined the company in October 2010 said, “As we move into 2011, our focus will be on improving our revenue trends, and continuing to manage our expenses.”

Financial Summary

SuperMedia reports financial results on a generally accepted accounting principles (“GAAP”) and non-GAAP basis, referred to as “adjusted pro forma”. The adjusted pro forma basis measures are described and reconciled to the corresponding GAAP measures in the accompanying financial schedules. These results were adjusted for the impacts of fresh start accounting and certain unique costs including reorganization items, restructuring costs and certain other non-recurring costs.

Reported GAAP operating revenue for Q4 2010 was $426 million.  Adjusted pro forma operating revenue for Q4 2010 was $468 million, versus $576 million for Q4 2009, a decline of 18.8 percent.

Reported GAAP full year operating revenue for 2010 was $1,176 million. Adjusted pro forma full year operating revenue for 2010 was $2,002 million, versus $2,512 million in 2009, a decline of 20.3 percent.

(1)  includes a favorable non-recurring non-cash benefit of $40 million associated with the resolution of state operating tax claims

Reported Q4 2010 earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP measure, was $126 million.  On an adjusted pro forma basis, Q4 2010 EBITDA was $151 million with an EBITDA margin of 32.3 percent compared to Q4 2009 EBITDA of $195 million with an EBITDA margin of 33.9 percent.

Reported full year 2010 EBITDA, a non-GAAP measure, was $90 million. On an adjusted pro forma basis, full year 2010 EBITDA was $651 million with an EBITDA margin of 32.5 percent compared to full year 2009 EBITDA of $856 million with an EBITDA margin of 34.1 percent. Results for 2010 include a $40 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

Advertising sales in Q4 2010 declined 15.1 percent, compared to a decline of 20.9 percent reported for the same period in 2009.  Full year 2010 advertising sales declined 17.2 percent compared to a full year 2009 decline of 18.8 percent.

Free cash flow, a non-GAAP measure, for 2010 was $464 million representing cash from operating activities of $509 million, less capital expenditures (including capitalized software) of $45 million. In the second quarter, the company received a net federal income tax refund of $94 million.

SuperMedia made debt principal payments of $61 million in the fourth quarter, in accordance with the mandatory cash sweep provisions of the company’s loan agreement. Cash on hand at the end of the quarter totaled $174 million, reflecting the net cash benefits of the items noted above.

Also in the fourth quarter, an amendment was approved by the holders of the company’s term loan allowing the company to repurchase $264 million of debt at 70 percent of par, utilizing $185M in cash.  For the year ending December 31, 2010, the company utilized cash of $500 million to reduce total debt obligations in the amount of $579 million.

Webcast Information

Individuals within the United States can access the earnings call by dialing 888/603-6873. International participants should dial 973/582-2706. The pass code for the call is: 37480660. In order to ensure a prompt start time, please dial into the call by 9:50am (Eastern). A replay of the teleconference will be available at 800/642-1687.  International callers can access the replay by calling 706/645-9291. The replay pass code is: 37480660. The replay will be available through March 9, 2011. In addition, a live Web cast will be available on SuperMedia’s Web site in the Investor Relations section at www.supermedia.com.

Basis of Presentation and Non-GAAP Measures

In connection with SuperMedia’s emergence from bankruptcy on December 31, 2009, and the application of fresh start accounting, the post-emergence results of the successor company and the pre-emergence results of the predecessor company are presented separately as successor and predecessor results in the financial statements presented in accordance with GAAP. This presentation is required by GAAP as the successor company is considered to be a new entity and the results of the new entity reflect the application of fresh start accounting. For the readers’ convenience, the financial information accompanying this release provides a reconciliation of GAAP to non-GAAP results.

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Forward-Looking Statements

Certain statements included in this annual report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Statements that include the words “may,” “will,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “preliminary,” “intend,” “plan,” “project,” “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. You should not place undue reliance on these statements.  These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and industry in general.  Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the risks related to the following:

•                  the inability to provide assurance for the long-term continued viability of our business;

•                  reduced advertising spending and contract cancellations by our clients, which drives reduced revenue;

•                  declining use of print yellow pages directories by consumers;

•                  competition from other yellow pages directory publishers and other traditional and new media and our ability to anticipate or respond to changes in technology and user preferences;

•                  changes in our operating performance;

•                  our post-restructuring financial condition, financing requirements and cash flow;

•                  limitations on our operating and strategic flexibility and the ability to operate our business, finance our capital needs or expand business strategies under the terms of our debt agreements;

•                  failure to comply with the financial covenants and other restrictive covenants in our debt agreements;

•                  limited access to capital markets and increased borrowing costs resulting from our leveraged capital structure and debt ratings;

•                  our ability to resolve any remaining bankruptcy claims;

•                  changes in the availability and cost of paper and other raw materials used to print our directories and our reliance on third-party providers for printing, publishing and distribution services;

•                  credit risk associated with our reliance on small- and medium-sized businesses as clients;

•                  our ability to attract and retain qualified key personnel;

•                  our ability to maintain good relations with our unionized employees;

•                  changes in labor, business, political and economic conditions;

•                  changes in governmental regulations and policies and actions of regulatory bodies; and

•                  the outcome of pending or future litigation and other claims.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this and other reports we file with the Securities and Exchange Commission, including the information in “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K for the year ended December 31, 2010. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this report are expressly qualified in their entirety by these cautionary statements.  The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About SuperMedia Inc.

SuperMedia (NASDAQ:SPMD) is the advertising company for local small- to medium-sized businesses across the United States. SuperMedia specializes in results. Click-here results. Ring-the-phone results. Knock-on-the-door results.

SuperMedia’s advertising products and services include: the SuperGuarantee® and SuperTradeExchange® programs, Verizon® SuperYellowPages, FairPoint® SuperYellowPages and Frontier® SuperYellowPages, Superpages.com®, EveryCarListed.comSM, Switchboard.comSM, LocalSearch.comSM, Superpages MobileSM and SuperpagesDirect® direct mail products. For more information, visit www.supermedia.com.

SPMD-G

SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Year Ended December 31, 2010 Compared to Year Ended December 31, 2009 (2)

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
	Year Ended	Year Ended
Unaudited	12/31/10	12/31/09	% Change

Operating Revenue	$1,176	$2,512	(53.2)

Operating Expense
Selling	470	677	(30.6)
Cost of sales (exclusive of depreciation and amortization)	418	581	(28.1)
General and administrative	198	445	(55.5)
Depreciation and amortization	186	68	173.5
Total Operating Expense	1,272	1,771	(28.2)

Operating Income (Loss)	(96)	741	NM
Interest expense, net	278	145	91.7
Income (Loss) Before Reorganization Items, Gain on Early Extinguishment of Debt and Provision (Benefit) for Income Taxes	(374)	596	NM

Reorganization items	(5)	8,035	NM
Gain on early extinguishment of debt	76	—	NM

Income (Loss) Before Provision (Benefit) for Income Taxes	(303)	8,631	NM
Provision (benefit) for income taxes	(107)	374	NM
Net Income (Loss)	$(196)	$8,257	NM

Basic and Diluted Earnings (Loss) per Common Share (1)	$(13.04)	$56.32	NM
Basic and diluted weighted-average common shares outstanding	15.0	146.6

These schedules are preliminary and subject to change pending the Company’s filing of its Form 10-K. As a result of our adoption of fresh start accounting in December 2009, our Successor Company financial results are not comparable to our Predecessor Company financial results.

Note:

(1)  Equity based awards granted had no impact on the calculation of diluted earnings per common share.

(2)  Results for the year ended December 31, 2010 include a $40 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Three Months Ended December 31, 2010 Compared to Three Months Ended December 31, 2009

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
Unaudited	3 Mos. Ended 12/31/10	3 Mos. Ended 12/31/09	% Change

Operating Revenue	$426	$576	(26.0)

Operating Expense
Selling	126	149	(15.4)
Cost of sales (exclusive of depreciation and amortization)	118	145	(18.6)
General and administrative	56	111	(49.5)
Depreciation and amortization	46	17	170.6
Total Operating Expense	346	422	(18.0)

Operating Income	80	154	(48.1)
Interest expense (income), net	66	(3)	NM
Income Before Reorganization Items, Gain on Early Extinguishment of Debt and Provision for Income Taxes	14	157	(91.1)

Reorganization items	—	8,475	(100.0)
Gain on early extinguishment of debt	76	—	NM

Income Before Provision for Income Taxes	90	8,632	(99.0)
Provision for income taxes	34	375	(90.9)
Net Income	$56	$8,257	(99.3)

Basic and Diluted Earnings per Common Share (1)	$3.67	$56.32	(93.5)
Basic and diluted weighted-average common shares outstanding	15.0	146.7

Note:

(1)  Equity based awards granted had no impact on the calculation of diluted earnings per common share.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted Pro Forma and Adjusted (Non-GAAP) (1)

Year Ended December 31, 2010 Compared to Year Ended December 31, 2009 (3)

(dollars in millions, except per share amounts)

	Successor Company	Predecessor Company
	Year Ended	Year Ended
Unaudited	12/31/10	12/31/09	% Change

Operating Revenue	$2,002	$2,512	(20.3)

Operating Expense
Selling	578	677	(14.6)
Cost of sales (exclusive of depreciation and amortization)	523	581	(10.0)
General and administrative	250	398	(37.2)
Depreciation and amortization	186	68	173.5
Total Operating Expense	1,537	1,724	(10.8)

Operating Income	465	788	(41.0)
Interest expense, net	278	147	89.1
Income Before Reorganization Items, Gain on Early Extinguishment of Debt and Provision for Income Taxes	187	641	(70.8)

Reorganization items	—	—	NM
Gain on early extinguishment of debt	—	—	NM

Income Before Provision for Income Taxes	187	641	(70.8)
Provision for income taxes	70	202	(65.3)
Net Income	$117	$439	(73.3)

Basic and Diluted Earnings per Common Share (2)	$7.82	$3.00	160.7
Basic and diluted weighted-average common shares outstanding	15.0	146.6

Notes:

(1)  These consolidated statements of operations provide a comparison of the twelve months ended December 31, 2010 adjusted pro forma results to the twelve months ended December 31, 2009 adjusted results.  The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma and adjusted non-GAAP results for the periods shown above.

(2)  Equity based awards granted had no impact on the calculation of diluted earnings per common share.

(3)  Results for the twelve months ended December 31, 2010 include a $40 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted Pro Forma and Adjusted (Non-GAAP) (1)

Three Months Ended December 31, 2010 Compared to Three Months Ended December 31, 2009

(dollars in millions, except per share amounts)

	Successor	Predecessor
	Company	Company
	3 Mos. Ended	3 Mos. Ended
Unaudited	12/31/10	12/31/09	% Change

Operating Revenue	$468	$576	(18.8)

Operating Expense
Selling	136	149	(8.7)
Cost of sales (exclusive of depreciation and amortization)	123	145	(15.2)
General and administrative	58	87	(33.3)
Depreciation and amortization	46	17	170.6
Total Operating Expense	363	398	(8.8)

Operating Income	105	178	(41.0)
Interest expense (income), net	66	(3)	NM
Income Before Reorganization Items, Gain on Early Extinguishment of Debt and Provision for Income Taxes	39	181	(78.5)

Reorganization items	—	—	NM
Gain on early extinguishment of debt	—	—	NM

Income Before Provision for Income Taxes	39	181	(78.5)
Provision for income taxes	16	33	(51.5)
Net Income	$23	$148	(84.5)

Basic and Diluted Earnings per Common Share (2)	$1.51	$1.01	49.5
Basic and diluted weighted-average common shares outstanding	15.0	146.7

Notes:

(1)   These consolidated statements of operations provide a comparison of the three months ended December 31, 2010 adjusted pro forma results to the three months ended December 31, 2009 adjusted results.  The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma and adjusted non-GAAP results for the periods shown above.

(2)   Equity based awards granted had no impact on the calculation of diluted earnings per common share.

SuperMedia Inc.

Consolidated Statements of Operations

Reported (GAAP)

Three Months Ended December 31, 2010 Compared to Three Months Ended September 30, 2010 (2)

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	12/31/10	9/30/10	% Change

Operating Revenue	$426	$349	22.1

Operating Expense
Selling	126	122	3.3
Cost of sales (exclusive of depreciation and amortization)	118	108	9.3
General and administrative	56	45	24.4
Depreciation and amortization	46	45	2.2
Total Operating Expense	346	320	8.1

Operating Income	80	29	175.9
Interest expense, net	66	69	(4.3)
Income (Loss) Before Reorganization Items, Gain on Early Extinguishment of Debt and Provision (Benefit) for Income Taxes	14	(40)	NM

Reorganization items	—	(2)	(100.0)
Gain on early extinguishment of debt	76	—	NM

Income (Loss) Before Provision (Benefit) for Income Taxes	90	(42)	NM
Provision (benefit) for income taxes	34	(16)	NM
Net Income (Loss)	$56	$(26)	NM

Basic and Diluted Earnings (Loss) per Common Share (1)	$3.67	$(1.73)	NM
Basic and diluted weighted-average common shares outstanding	15.0	15.0

Note:

(1)   Equity based awards granted had no impact on the calculation of diluted earnings per common share.

(2)   Results for the three months ended September 30, 2010 include a general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating  tax claims of $24 million.

SuperMedia Inc.

Consolidated Statements of Operations

Adjusted Pro Forma (Non-GAAP) (1)

Three Months Ended December 31, 2010 Compared to Three Months Ended September 30, 2010 (3)

(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	12/31/10	9/30/10	% Change

Operating Revenue	$468	$489	(4.3)

Operating Expense
Selling	136	144	(5.6)
Cost of sales (exclusive of depreciation and amortization)	123	126	(2.4)
General and administrative	58	47	23.4
Depreciation and amortization	46	45	2.2
Total Operating Expense	363	362	0.3

Operating Income	105	127	(17.3)
Interest expense, net	66	69	(4.3)
Income Before Reorganization Items, Gain on Early Extinguishment of Debt and Provision for Income Taxes	39	58	(32.8)

Reorganization items	—	—	NM
Gain on early extinguishment of debt	—	—	NM

Income Before Provision for Income Taxes	39	58	(32.8)
Provision for income taxes	16	22	(27.3)
Net Income	$23	$36	(36.1)

Basic and Diluted Earnings per Common Share (2)	$1.51	$2.44	(38.1)
Basic and diluted weighted-average common shares outstanding	15.0	15.0

Notes:

(1)   These consolidated statements of operations provide a comparison of the three months ended December 31, 2010 adjusted pro forma results to the three months ended September 30, 2010 adjusted pro forma results. The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma non-GAAP results for the periods shown above.

(2)   Equity based awards granted had no impact on the calculation of diluted earnings per common share.

(3)   Results for the three months ended September 30, 2010 include a general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating  tax claims of $24 million.

SuperMedia Inc.

Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP) (8)

Year Ended December 31, 2010

(dollars in millions, except per share amounts)

	Successor Company
		Adjustments					Pro Forma	Year Ended
	Year Ended	Restructuring				Year Ended	Items	12/31/10
	12/31/10	and Other			Gain on Early	12/31/10	Fresh Start	Adjusted
	Reported	Severance Costs	Reorganization	Health Care	Extinguishment	Adjusted	Accounting	Pro Forma
Unaudited	(GAAP)	(3)	Items (4)	Reform Act (5)	of Debt (6)	(Non-GAAP)	Items (7)	(Non-GAAP)

Operating Revenue	$1,176	$—	$—	$—	$—	$1,176	$826	$2,002

Operating Expense
Selling	470	—	—	—	—	470	108	578
Cost of sales (exclusive of depreciation and amortization)	418	—	—	—	—	418	105	523
General and administrative	198	(9)	—	—	—	189	61	250
Depreciation and amortization	186	—	—	—	—	186	—	186
Total Operating Expense	1,272	(9)	—	—	—	1,263	274	1,537

Operating Income (Loss)	(96)	9	—	—	—	(87)	552	465
Interest expense, net	278	—	—	—	—	278	—	278
Income (Loss) Before Reorganization Items, Gain on Early Extinguishment of Debt and Provision (Benefit) for Income Taxes	(374)	9	—	—	—	(365)	552	187

Reorganization items	(5)	—	5	—	—	—	—	—
Gain on early extinguishment of debt	76	—	—	—	(76)	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(303)	9	5	—	(76)	(365)	552	187
Provision (benefit) for income taxes	(107)	4	2	(7)	(28)	(136)	206	70
Net Income (Loss)	$(196)	$5	$3	$7	$(48)	$(229)	$346	$117

Basic and Diluted Earnings (Loss) per Common Share	$(13.04)	$0.35	$0.20	$0.48	$(3.18)	$(15.20)	$23.03	$7.82

Operating Income (Loss)	$(96)	$9	$—	$—	$—	$(87)	$552	$465
Depreciation and Amortization	186	—	—	—	—	186	—	186
EBITDA (non-GAAP) (1)	$90	$9	$—	$—	$—	$99	$552	$651

Operating income (loss) margin (2)	-8.1%					-7.4%		23.2%
Impact of depreciation and amortization	15.8%					15.8%		9.3%
EBITDA margin (non-GAAP) (1)	7.7%					8.4%		32.5%

Notes:

(1)          EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)          Operating income (loss) margin is calculated by dividing operating income (loss) by operating revenue.

(3)          Restructuring and other severance costs include costs associated with strategic organizational cost savings initiatives of $5 million and costs related to the termination of our former chief executive officer’s employment of $4 million.

(4)          Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)          As a result of the passage of the Health Care Reform Act in March of 2010, the future benefit of certain deferred tax assets was eliminated, resulting in a charge in the current period.

(6)          Gain on the early extinguishment of debt represents the gain associated with the purchase of the Company’s debt below par value.

(7)          Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 as prescribed by United States Generally Accepted Accounting Principles.

(8)          Results include a $40 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

SuperMedia Inc.
Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)
Three Months Ended December 31, 2010

(dollars in millions, except per share amounts)

	Successor Company
		Adjustments		Pro Forma	3 Mos. Ended
	3 Mos. Ended	Gain on Early	3 Mos. Ended	Items	12/31/10
Unaudited	12/31/10 Reported (GAAP)	Extinguishment of Debt and Other (3)	12/31/10 Adjusted (Non-GAAP)	Fresh Start Accounting Items (4)	Adjusted Pro Forma (Non-GAAP)

Operating Revenue	$426	$—	$426	$42	$468

Operating Expense
Selling	126	—	126	10	136
Cost of sales (exclusive of depreciation and amortization)	118	—	118	5	123
General and administrative	56	—	56	2	58
Depreciation and amortization	46	—	46	—	46
Total Operating Expense	346	—	346	17	363

Operating Income	80	—	80	25	105
Interest expense, net	66	—	66	—	66
Income Before Reorganization Items, Gain on Early Extinguishment of Debt and Provision for Income Taxes	14	—	14	25	39

Reorganization items	—	—	—	—	—
Gain on early extinguishment of debt	76	(76)	—	—	—

Income Before Provision for Income Taxes	90	(76)	14	25	39
Provision for income taxes	34	(28)	6	10	16
Net Income	$56	$(48)	$8	$15	$23

Basic and Diluted Earnings per Common Share	$3.67	$(3.12)	$0.55	$0.96	$1.51

Operating Income	$80	$—	$80	$25	$105
Depreciation and Amortization	46	—	46	—	46
EBITDA (non-GAAP) (1)	$126	$—	$126	$25	$151

Operating income margin (2)	18.8%		18.8%		22.5%
Impact of depreciation and amortization	10.8%		10.8%		9.8%
EBITDA margin (non-GAAP) (1)	29.6%		29.6%		32.3%

Notes:

(1)          EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)          Operating income margin is calculated by dividing operating income by operating revenue.

(3)          Gain on the early extinguishment of debt and other represents the gain associated with the purchase of the Company’s debt below par value and other adjustments of less than $1 million.

(4)          Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 according to the rules of fresh start accounting.

SuperMedia Inc.
Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP) (6)
Three Months Ended September 30, 2010

(dollars in millions, except per share amounts)

	Successor Company
		Adjustments			Pro Forma	3 Mos. Ended
	3 Mos. Ended	Restructuring		3 Mos. Ended	Items	9/30/10
Unaudited	9/30/10 Reported (GAAP)	and Other Severance Costs (3)	Reorganization Items (4)	9/30/10 Adjusted (Non-GAAP)	Fresh Start Accounting Items (5)	Adjusted Pro Forma (Non-GAAP)

Operating Revenue	$349	$—	$—	$349	$140	$489

Operating Expense
Selling	122	—	—	122	22	144
Cost of sales (exclusive of depreciation and amortization)	108	—	—	108	18	126
General and administrative	45	(5)	—	40	7	47
Depreciation and amortization	45	—	—	45	—	45
Total Operating Expense	320	(5)	—	315	47	362

Operating Income	29	5	—	34	93	127
Interest expense, net	69	—	—	69	—	69
Income (Loss) Before Reorganization Items and Provision (Benefit) for Income Taxes	(40)	5	—	(35)	93	58

Reorganization items	(2)	—	2	—	—	—

Income (Loss) Before Provision (Benefit) for Income Taxes	(42)	5	2	(35)	93	58
Provision (benefit) for income taxes	(16)	3	1	(12)	34	22
Net Income (Loss)	$(26)	$2	$1	$(23)	$59	$36

Basic and Diluted Earnings (Loss) per Common Share	$(1.73)	$0.22	$0.07	$(1.44)	$3.88	$2.44

Operating Income	$29	$5	$—	$34	$93	$127
Depreciation and Amortization	45	—	—	45	—	45
EBITDA (non-GAAP) (1)	$74	$5	$—	$79	$93	$172

Operating income margin (2)	8.3%			9.7%		26.0%
Impact of depreciation and amortization	12.9%			12.9%		9.2%
EBITDA margin (non-GAAP) (1)	21.2%			22.6%		35.2%

Notes:

(1)          EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)          Operating income margin is calculated by dividing operating income by operating revenue.

(3)          Restructuring and other severance costs include costs associated with strategic organizational cost savings initiatives of $1 million and costs related to the termination of our former chief executive officer’s employment of $4 million.

(4)          Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

(5)          Fresh start accounting items include adjustments for revenue and expense items that would have been otherwise amortized into the Company’s statement of operations but were written off at December 31, 2009 according to the rules of fresh start accounting.

(6)          Results include a $24 million general and administrative expense reduction related to the favorable non-recurring, non-cash resolution of state operating tax claims.

SuperMedia Inc.
Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)
Year Ended December 31, 2009

(dollars in millions, except per share amounts)

	Predecessor Company
		Adjustments
Unaudited	Year Ended 12/31/09 Reported (GAAP)	Stock-Based Compensation and Swap Adjustments(3)	Restructuring Costs (4)	Benefit Charges (5)	Reorganization Items (6)	Year Ended 12/31/09 Adjusted (Non-GAAP)

Operating Revenue	$2,512	$—	$—	$—	$—	$2,512

Operating Expense
Selling	677	—	—	—	—	677
Cost of sales (exclusive of depreciation and amortization)	581	—	—	—	—	581
General and administrative	445	(4)	(25)	(18)	—	398
Depreciation and amortization	68	—	—	—	—	68
Total Operating Expense	1,771	(4)	(25)	(18)	—	1,724

Operating Income	741	4	25	18	—	788
Interest expense, net	145	2	—	—	—	147
Income Before Reorganization Items and Provision for Income Taxes	596	2	25	18	—	641

Reorganization items	8,035	—	—	—	(8,035)	—

Income Before Provision for Income Taxes	8,631	2	25	18	(8,035)	641
Provision for income taxes	374	1	8	6	(187)	202
Net Income	$8,257	$1	$17	$12	$(7,848)	$439

Basic and Diluted Earnings per Common Share	$56.32	$0.01	$0.12	$0.08	$(53.53)	$3.00

Operating Income	$741	$4	$25	$18	$—	$788
Depreciation and Amortization	68	—	—	—	—	68
EBITDA (non-GAAP) (1)	$809	$4	$25	$18	$—	$856

Operating income margin (2)	29.5%					31.4%
Impact of depreciation and amortization	2.7%					2.7%
EBITDA margin (non-GAAP) (1)	32.2%					34.1%

Notes:

(1)          EBITDA is a non-GAAP measure that represents earnings before interest, taxes, reorganization items, depreciation and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)          Operating income margin is calculated by dividing operating income by operating revenue.

(3)          The stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007. The swap adjustments reflect the changes associated with the discontinuation of hedge accounting.

(4)          Restructuring costs are associated with strategic organizational cost savings initiatives.

(5)          Non-recurring true-up of long-term benefit plans.

(5)          Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code. As required by U.S. GAAP, the Company adopted fresh start accounting effective December 31, 2009. This represents non-recurring reorganization items of $469 million, a pre-emergence gain of $6,035 million resulting from the discharge of liabilities and a gain of $2,469 million associated with fresh start accounting adjustments.

SuperMedia Inc.
Consolidated Statements of Operations

Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP)
Three Months Ended December 31, 2009

(dollars in millions, except per share amounts)

	Predecessor Company
	3 Mos. Ended 12/31/09	Adjustments			3 Mos. Ended 12/31/09
Unaudited	Reported (GAAP)	Restructuring Costs (3)	Benefit Charges (4)	Reorganization Items (5)	Adjusted (Non-GAAP)

Operating Revenue	$576	$—	$—	$—	$576

Operating Expense
Selling	149	—	—	—	149
Cost of sales (exclusive of depreciation and amortization)	145	—	—	—	145
General and administrative	111	(6)	(18)	—	87
Depreciation and amortization	17	—	—	—	17
Total Operating Expense	422	(6)	(18)	—	398

Operating Income	154	6	18	—	178
Interest expense (income), net	(3)	—	—	—	(3)
Income Before Reorganization Items and Provision for Income Taxes	157	6	18	—	181

Reorganization items	8,475	—	—	(8,475)	—

Income Before Provision for Income Taxes	8,632	6	18	(8,475)	181
Provision for income taxes	375	2	6	(350)	33
Net Income	$8,257	$4	$12	$(8,125)	$148

Basic and Diluted Earnings per Common Share	$56.32	$0.03	$0.08	$(55.42)	$1.01

Operating Income	$154	$6	$18	$—	$178
Depreciation and Amortization	17	—	—	—	17
EBITDA (non-GAAP) (1)	$171	$6	$18	$—	$195

Operating Income margin (2)	26.7%				30.9%
Impact of depreciation and amortization	3.0%				3.0%
EBITDA margin (non-GAAP) (1)	29.7%				33.9%

Notes:

(1)          EBITDA is a non-GAAP measure that represents earnings before interest, taxes, reorganization items, depreciation and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by operating revenue.

(2)          Operating income margin is calculated by dividing operating income by operating revenue.

(3)          Restructuring costs are associated with strategic organizational cost savings initiatives.

(4)          Non-recurring true-up of long-term benefit plans.

(5)          Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code. As required by U.S. GAAP, the Company adopted fresh start accounting effective December 31, 2009. This represents a charge for non-recurring reorganization items of $29 million, a pre-emergence gain of $6,035 million resulting from the discharge of liabilities and a gain of $2,469 million associated with fresh start accounting adjustments.

SuperMedia Inc.

Consolidated Balance Sheets

Reported (GAAP)

As of December 31, 2010 and December 31, 2009

(dollars in millions)

Unaudited	12/31/2010	12/31/2009	$ Change

Assets
Current assets:
Cash and cash equivalents	$174	$212	$(38)
Accounts receivable, net of allowances of $89 and $0	210	319	(109)
Unbilled accounts receivable	—	627	(627)
Accrued taxes receivable	—	132	(132)
Deferred directory costs	199	24	175
Prepaid expenses and other	13	17	(4)
Total current assets	596	1,331	(735)
Property, plant and equipment	122	107	15
Less: accumulated depreciation	28	—	28
	94	107	(13)
Goodwill	1,707	1,707	—
Intangible assets, net	481	614	(133)
Pension assets	42	65	(23)
Other non-current assets	6	10	(4)
Total Assets	$2,926	$3,834	$(908)

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$236	$232	$4
Deferred revenue	114	—	114
Deferred tax liabilities	2	218	(216)
Other	17	19	(2)
Total current liabilities	369	469	(100)
Long-term debt	2,171	2,750	(579)
Employee benefit obligations	355	325	30
Non-current deferred tax liabilities	22	55	(33)
Unrecognized tax benefits	37	33	4
Other liabilities	2	2	—

Stockholders’ equity (deficit):
Common stock ($.01 par value; 60 million shares authorized, 15,489,936 and 14,996,952 shares issued and outstanding in 2010 and 2009, respectively)	—	—	—
Additional paid-in capital	206	200	6
Retained earnings (deficit)	(196)	—	(196)
Accumulated other comprehensive (loss)	(40)	—	(40)
Total stockholders’ equity (deficit)	(30)	200	(230)
Total Liabilities and Stockholders’ Equity (Deficit)	$2,926	$3,834	$(908)

SuperMedia Inc.

Consolidated Statements of Cash Flows

Reported (GAAP) and Non-GAAP Financial Reconciliation - Free Cash Flow

Year Ended December 31, 2010 Compared to Year Ended December 31, 2009

(dollars in millions)

	Successor Company	Predecessor Company
Unaudited	Year Ended 12/31/10	Year Ended 12/31/09	$ Change

Cash Flows from Operating Activities
Net Income (Loss)	$(196)	$8,257	$(8,453)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Non-cash reorganization items	—	(8,072)	8,072
Gain on early extinguishment of debt	(76)	—	(76)
Depreciation and amortization expense	186	68	118
Employee retirement benefits	11	23	(12)
Deferred income taxes	(225)	323	(548)
Provision for uncollectible accounts	61	228	(167)
Stock-based compensation expense	6	12	(6)
Changes in current assets and liabilities
Accounts receivable and unbilled accounts receivable	675	(152)	827
Deferred directory costs	(175)	43	(218)
Other current assets	4	(132)	136
Accounts payable and accrued liabilities	244	(82)	326
Other, net	(6)	(80)	74
Net cash provided by operating activities	509	436	73

Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(45)	(52)	7
Acquisitions	—	(3)	3
Proceeds from sale of assets	1	—	1
Net cash used in investing activities	(44)	(55)	11

Cash Flows from Financing Activities
Repayment of long-term debt	(500)	(679)	179
Other, net	(3)	—	(3)
Net cash used in financing activities	(503)	(679)	176
Increase in cash and cash equivalents	(38)	(298)	260
Cash and cash equivalents, beginning of year	212	510	(298)
Cash and cash equivalents, end of year	$174	$212	$(38)

	Successor Company	Predecessor Company
Non-GAAP Financial Reconciliation - Free Cash Flow Unaudited	Year Ended 12/31/10	Year Ended 12/31/09	$ Change

Net cash provided by operating activities	$509	$436	$73
Less: Capital expenditures (including capitalized software)	(45)	(52)	7
Free Cash Flow	$464	$384	$80

SuperMedia Inc.

Advertising Sales

(dollars in millions)

	Successor Company	Predecessor Company		Successor Company	Predecessor Company
	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	Year Ended	Year Ended	Year Ended
Unaudited	12/31/10	12/31/09	12/31/08	12/31/10	12/31/09	12/31/08

Net Advertising Sales(1)	$483	$569	$722	$1,842	$2,224	$2,739
% Change year-over-year	(15.1)%	(21.2)%		(17.2)%	(18.8)%

Notes:

(1) Net advertising sales is an operating measure used by the Company to compare advertising sales for current advertising periods to corresponding sales for previous periods.  It is important to distinguish net advertising sales from operating revenue, which on our financial statements is recognized under the deferral and amortization method.